BRIDGE BUILDER TRUST

Bridge Builder Large Cap Value Fund
(the “Fund”)

Supplement dated February 1, 2019
to the Prospectus dated October 28, 2018

This supplement provides new and additional information beyond that contained in the
Prospectus and should be read in conjunction with the Prospectus.

Effective as of February 1, 2019 (the “Effective Date”), Craig Inman will be added as a portfolio manager for the portion of the Fund's assets allocated to Artisan Partners Limited Partnership ("Artisan").  Accordingly, as of the Effective Date, the following changes will become effective for the Prospectus.

1.   The table entitled "Artisan" in the sub-section entitled "Sub-advisers and Portfolio Managers" under the section entitled "Summary Section – Bridge Builder Large Cap Value Fund" is replaced with the following:

Artisan

Portfolio Manager	Position with Artisan	Length of Service to the Fund
James C. Kieffer	Managing Director and Portfolio Manager	Since Inception
Daniel L. Kane	Portfolio Manager	Since Inception
Thomas A. Reynolds IV	Managing Director and Portfolio Manager	Since October 2017
Craig Inman	Portfolio Manager	Since February 2019

2.   The information under "Artisan" in the sub-section entitled "Sub-advisers and Portfolio Managers – Large Cap Value Fund" under the section entitled “Management of the Funds” is replaced with the following:

Artisan, 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202, serves as a Sub-adviser to the Large Cap Value Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. Artisan is registered as an investment adviser with the SEC and was founded in March 2009 and succeeded the investment management business of Artisan Partners Holdings LP during 2009. Artisan Partners Holdings LP was founded in December 1994 and began providing investment management services in March 1995. As of June 30, 2018, Artisan had assets under management of approximately $114.2 billion

Portfolio Managers:

James C. Kieffer, CFA, and Daniel L. Kane, CFA, have been portfolio managers of the Large Cap Value Fund since its inception. Thomas A. Reynolds IV has been a portfolio manager of the Large Cap Value Fund since October 2017.  Craig Inman, CFA, has been a portfolio manager of the Large Cap Value Fund since February 2019.

Mr. Kieffer is a Managing Director and Portfolio Manager at Artisan with over 26 years of experience. Prior to joining Artisan in August 1997, Mr. Kieffer was a research analyst at the investment firm McColl Partners.

Mr. Kane has been a Portfolio Manager at Artisan since September 2013 with over 16 years of experience. Mr. Kane was an Associate Portfolio Manager from February 2012 to September 2013 and was an Analyst prior to February 2012. Before joining Artisan in March 2008, Mr. Kane was a senior small cap investment analyst at BB&T Asset Management, Inc.

Mr. Reynolds is a Managing Director of Artisan with over 16 years of experience. He joined Artisan in October 2017 as a portfolio manager on Artisan's Value team. Prior to joining Artisan, Mr. Reynolds was a portfolio manager for Perkins Investment Management at Janus.

Mr. Inman joined Artisan in February 2012 as an analyst working on the U.S. Value team and has been Portfolio Manager of Artisan Mid Cap Value Fund and Artisan Value Fund since February 2019. Mr. Inman holds a bachelor’s degree in business from Wake Forest University.

BRIDGE BUILDER TRUST

Bridge Builder Large Cap Value Fund
(the “Fund”)

Supplement dated February 1, 2019
to the Statement of Additional Information (“SAI”) dated October 28, 2018

This supplement provides new and additional information beyond that contained in the
SAI and should be read in conjunction with the SAI.

Effective as of February 1, 2019 (the “Effective Date”), Craig Inman will be added as a portfolio manager for the portion of the Fund's assets allocated to Artisan Partners Limited Partnership ("Artisan").  Accordingly, as of the Effective Date, the following changes will become effective for the SAI.

1.           The following information is added to the table in the sub-section entitled “Artisan Partners Limited Partnership ("Artisan Partners") – Other Accounts Managed by Portfolio Managers” under the section entitled “The Funds’ Investment Teams – Large Cap Value Fund”:

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Craig Inman (1)	3	$3.6 billion	2	$5.9 billion	8	$1.2 billion
(1)	Provided as of December 31, 2018.